GEOGRAPHIC AND SEGMENT INFORMATION	6 Months Ended
Jun. 30, 2026
Segment Reporting [Abstract]
GEOGRAPHIC AND SEGMENT INFORMATION

NOTE 11: - GEOGRAPHIC AND SEGMENT INFORMATION

The Company identifies operating segments in accordance with ASC Topic 280, “Segment Reporting” as components of an entity for which discrete financial information is available and is regularly reviewed by the chief operating decision maker (“CODM”), or decision-making group, in making decisions regarding resource allocation and evaluating financial performance. Our Chief Executive Officer is our chief operating decision maker who evaluates performance and makes operating decisions about allocating resources based on consolidated financial data. Our CODM uses consolidated net income to measure segment profit or loss, to allocate resources and assess performance. Further, the CODM reviews and utilizes functional expenses (cost of revenues, sales and marketing, research and development, and general and administrative) at the consolidated level to manage the Company’s operations, evaluate return on total assets in deciding whether to invest in the development and expansion of our consolidated operations or into strategic transactions, such as acquisitions and capital repurchases. The Company’s CODM does not regularly review asset information and, therefore, the Company does not report asset information.

Allot operates in a single reportable segment. Revenues are based on the location of the Company's channel partners which are considered as end customers, as well as direct customers of the Company:

	Six months ended June 30,
	2026	2025
Europe	$19,995	$24,391
Asia and Oceania	11,780	7,865
Americas	12,301	6,760
Middle East and Africa	10,086	8,185

	$54,162	$47,201

The following presents total long-lived assets, including property, plant and equipment and right-of-use assets, as of June 30, 2026, and December 31, 2025:

	June 30,	December 31,
	2026	2025
Israel	$11,516	$10,978
Other	351	554
	$11,867	$11,532